UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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AMDL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMDL, INC.
2492 Walnut Avenue, Suite 100
Tustin, California 92780

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
SEPTEMBER 26, 2005
10:00 a.m.

     The Annual Meeting of Stockholders of AMDL, Inc. will be held at the offices of Preston Gates & Ellis LLP, 1900 Main Street, Suite 600, Irvine, California 92614 on Monday, September 26, 2005, at 10:00 a.m., local time, to consider and vote upon:

1.	The election of five directors to hold office until the next Annual Meeting of stockholders or until their successors are duly elected and qualified;

2.	The approval of a proposal to authorize and approve the issuance by AMDL of up to 5,000,000 shares of our common stock, which amount is approximately 20.7% of our existing issued and outstanding shares, at a price per share less than the market price as of the date of issuance;

3.	The approval of our 2005 Stock Option Plan;

4.	The ratification of our appointment of Corbin & Company, LLP as our independent public accountants; and

5.	Such other business as may properly come before the Annual Meeting.

     Our board of directors has fixed the close of business on August 8, 2005 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. To assure that your shares will be represented at the Annual Meeting, please mark, sign, date and promptly return the accompanying proxy card in the enclosed envelope. You may revoke your proxy at any time before it is voted.

     Stockholders are cordially invited to attend the meeting in person. Please indicate on the enclosed proxy whether you plan to attend the meeting. Stockholders may vote in person if they attend the meeting even though they have executed and returned a proxy.

By order of the board of directors,

President, Chief Executive Officer and Secretary

August 8, 2005
Tustin, California

ANNUAL MEETING OF STOCKHOLDERS
COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
MATTERS TO BE ACTED UPON
ITEM 1: ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION AND OTHER INFORMATION
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
ITEM 2: PROPOSAL TO AUTHORIZE THE ISSUANCE OF UP TO 5,000,000 SHARES BELOW CURRENT MARKET PRICES
ITEM 3. APPROVAL OF THE 2005 STOCK OPTION PLAN
ITEM 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
ITEM 5: OTHER MATTERS
INDEPENDENT ACCOUNTANTS
PROPOSALS FOR THE NEXT ANNUAL MEETING
COMMUNICATION WITH THE BOARD OF DIRECTORS
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
FINANCIAL AND OTHER INFORMATION
REQUEST TO RETURN PROXIES PROMPTLY
2005 STOCK OPTION PLAN

AMDL, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

About the Annual Meeting

     Why have I received these materials?

     This proxy statement is furnished by our board of directors in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held on September 26, 2005 and at any adjournments thereof. The Annual Meeting has been called to consider and vote upon the election of five (5) directors, the approval of a proposal to authorize and approve the issuance of up to 5,000,000 shares of our common stock at a discount of up to 25% below the market price at the time of issuance, the approval of our 2005 Stock Option Plan, the approval of Corbin & Company, LLP as our independent auditors, and to consider such other business as may properly come before the Annual Meeting. We are sending this proxy statement and the accompanying proxy to our stockholders on or about August 10, 2005.

     Who is soliciting my proxy and who will bear the expense of solicitation?

     The proxy is solicited on behalf of our board of directors. The original solicitation will be by mail. Following the original solicitation, our board of directors expects that certain individual stockholders will be further solicited through telephone or other oral communications from the board of directors. The board of directors does not intend to use specially engaged employees or paid solicitors. The board of directors intends to solicit proxies for shares that are held of record by brokers, dealers, banks or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold shares. We will bear all solicitation expenses.

     How do I vote by proxy?

     The enclosed proxy indicates the matters to be acted upon at the Annual Meeting and provides boxes to be marked to indicate the manner in which your shares are to be voted with respect to such matters. By appropriately marking the boxes, you may specify whether the proxies shall vote for or against or shall be without authority to vote the shares represented by the proxy. The proxy also confers upon the proxies discretionary voting authority with respect to such other business as may properly come before the Annual Meeting.

     If the proxy is executed properly and is received by the proxy holder prior to the Annual Meeting, the shares represented by the proxy will be voted. Where you specify a choice with respect to the matter to be acted upon, your shares will be voted in accordance with your request. If you return your signed proxy but do not indicate your voting preferences, the proxy holder will, on your behalf, vote FOR the election of each of the directors nominated by the board and FOR the three other proposals described in this proxy statement. You have the right to revoke your proxy any time before the meeting by (1) notifying our Secretary, or (2) returning a later-dated proxy. You may also revoke your proxy by voting in person at the meeting.

     Who is entitled to vote at the Annual Meeting?

     The securities entitled to vote at the Annual Meeting consist of all of the issued and outstanding shares of our common stock. The close of business on August 8, 2005 has been fixed by our board of directors as the record date. Only stockholders of record as of the record date may vote at the Annual Meeting. As of the record date, we had 24,149,489 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting.

     What constitutes a quorum for purposes of the Annual Meeting?

     A majority of the outstanding shares, present or represented by proxy, constitutes a quorum for the Annual Meeting. The affirmative vote by holders of a plurality of the shares of our common stock represented at the meeting is required for the election of directors, provided a quorum is present in person or by proxy. Provided a quorum is present in person or by proxy, all other actions proposed herein, other than the election of directors, may be taken upon the affirmative vote of stockholders possessing a majority of the voting power represented at the Annual Meeting.

     How are votes counted?

     A plurality of the shares voting is required to elect directors. This means that if there are more nominees than positions to be filled, the nominees who receive the most votes will be elected. In counting votes on the election of directors, abstentions, broker non-votes (i.e. shares hold of record by a broker which are not voted because the broker has not received voting instructions from the beneficial owner of the shares and either lacks or declines to exercise authority to vote the shares in its discretion) and other shares not voted will be counted as not voted. These shares will be deducted from the total shares of which a plurality is required.

     Approval of the proposal to issue shares at a discount will require the affirmative vote of a majority of the votes cast by the holders of common stock present in person or represented by proxy at the 2005 Annual Meeting and entitled to vote. In counting votes on this matter, abstentions will be counted as votes against the matter and broker non-votes will be counted as not voted on the matter.

     The approval of 2005 Stock Option Plan will require approval of a majority of the outstanding shares, i.e., the affirmative vote of a majority of the votes cast by the holders of common stock present in person or represented by proxy at the 2005 Annual Meeting and entitled to vote, provided that the total votes cast represent more than 50% of the voting power of all shares entitled to vote on this proposal. In tabulating the vote, abstentions and broker non-votes will be disregarded and have no effect on the outcome of the vote (except to the extent that they result in a failure to obtain total votes cast on the proposal representing more than 50% in voting power of all shares entitled to vote on the proposal).

     The proposal to ratify the appointment of our independent public accountants and any other matter to be voted upon at the meeting will be approved if a majority of the shares present or represented at the meeting and entitled to vote on the proposal are voted in favor of such matter. In counting votes on this matter, abstentions will be counted as voted against the matter and broker non-votes will be counted as not voted on the matter. Shares that are not voted will be deducted from the total shares of which a majority is required.

     Our Annual Report to Stockholders for the fiscal year ended December 31, 2004, including financial statements, is being mailed together with this proxy statement to all stockholders of record as of August 8, 2005. In addition, we have provided brokers, dealers, banks, voting trustees, and their nominees, at our expense, with additional copies of the Annual Report so that such record holders could supply such materials to beneficial owners as of August 8, 2005.

COMMON STOCK OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

     The following table shows the beneficial ownership of our shares of common stock as of August 8, 2005 by (i) each person who is known by us to be the beneficial owner of more than five percent (5%) of our common stock, (ii) each of our directors and executive officers and (iii) all directors and executive officers as a group. Except as otherwise indicated, the beneficial owners listed in the table have sole voting and investment powers of their shares.

			Percentage
Name and Address (1)	Number of Shares		Owned

Gary L. Dreher	4,405,500	(2)	16.6%

William M. Thompson III, M.D.	455,191	(3)	1.9%
408 Town Square Lane
Huntington Beach, CA 92648

Douglas C. MacLellan	335,500	(4)	1.4%
8324 Delgany Avenue
Playa del Rey, CA 90293

Edward R. Arquilla, M.D., Ph.D.	344,820	(5)	1.4%
Department of Pathology
University of California – Irvine
Irvine, CA 92697

Marvin E. Rosenthale, Ph.D.	280,000	(6)	1.2%
32 Canyon Fairway Dr.
Newport Beach, CA 92660

Arthur S. Rosten	224,000	(7)	0.9%

Chinese Universal Technologies Co., Ltd.	2,000,000	(8)	8.3%
7F-3B1, 61 SEC GUN GYI Road
403 Taichuna, Taiwan

All Directors and Officers	6,045,011		21.5%
as a group (6 persons)

(1)	Unless otherwise indicated, address is 2492 Walnut Avenue, Suite 100, Tustin, California, 92780.

(2)	Includes 350,000 shares of common stock issuable upon the exercise of options at $0.48 per share, 300,000 shares of common stock issuable upon the exercise of options at $0.83 per share, 250,000 shares of common stock issuable upon the exercise of options at $0.93 per share, 100,000 shares of common stock issuable upon the exercise of options at $1.00 per share, 245,000 shares of common stock issuable upon the exercise of options at $1.10 per share, 700,000 shares of common stock issuable upon the exercise of options at $1.23 per share, 100,000 shares of common stock issuable upon the exercise of options at $2.25 per share, and 350,000 shares of common stock issuable upon the exercise of options at $4.00 per share. Also includes 2,000,000 shares of common stock for which Mr. Dreher serves as a voting co-trustee (see footnote (8) below) of which he disclaims beneficial ownership.

(3)	Includes, 65,000 shares of common stock issuable upon the exercise of options at $0.48 per share, 55,000 shares of common stock issuable upon the exercise of options at $0.93 per share, 20,000 shares of common stock issuable upon the exercise of options at $1.00 per share, 40,000 shares of common stock issuable upon the exercise of options at $1.10 per share, 200,000 shares of common stock issuable upon the exercise of options at $1.23 per share, 20,000 shares of common stock issuable upon the exercise of options at $2.25 per share, and 35,000 shares of common stock issuable upon the exercise of options at $4.00 per share.

(4)	Includes, 65,000 shares of common stock issuable upon the exercise of options at $0.48 per share, 55,000 shares of common stock issuable upon the exercise of options at $0.93 per share, 20,000 shares of common stock issuable upon the exercise of options at $1.00 per share, 40,000 shares of common stock issuable upon the exercise of options at $1.10 per share, 100,000 shares of common stock issuable upon the exercise of options at $1.23 per share, 20,000 shares of common stock issuable upon the exercise of options at $2.25 per share, and 35,000 shares of common stock issuable upon the exercise of options at $4.00 per share.

(5)	Includes, 65,000 shares of common stock issuable upon the exercise of options at $0.48 per share, 55,000 shares of common stock issuable upon the exercise of options at $0.93 per share, 20,000 shares of common stock issuable upon the exercise of options at $1.00 per share, 40,000 shares of common stock issuable upon the exercise of options at $1.10 per share, 100,000 shares of common stock issuable upon the exercise of options at $1.23 per share, 20,000 shares of common stock issuable upon the exercise of options at $2.25 per share, and 35,000 shares of common stock issuable upon the exercise of options at $4.00 per share.

(6)	Includes 35,000 shares of common stock issuable upon the exercise of options at $0.48 per share, 55,000 shares of common stock issuable upon the exercise of options at $0.93 per share, 40,000 shares of common stock issuable upon the exercise of options at $1.10, per share, 100,000 shares of common stock issuable upon the exercise of options at $1.23 per share, and 50,000 shares of common stock issuable upon the exercise of options at an exercise price of $2.39 per share.

(7)	Includes 75,000 shares of common stock issuable upon the exercise of options at $0.48 per share, 5,000 shares of common stock issuable upon the exercise of options at $0.97 per share, 70,000 shares of common stock issuable upon the exercise of options at $1.10 per share, 70,000 shares of common stock issuable upon the exercise of options at $1.23 per share, and 4,000 shares of common stock issuable upon the exercise of options at $2.25 per share.

(8)	The Company believes that one or more individuals may be deemed to share beneficial ownership in these shares due to their control of Chinese Universal Technologies Co., Ltd. The Company is unable to ascertain who those individuals or entities might be. These same 2,000,000 shares of common stock are subject to a Voting Trust Agreement dated as of December 14, 2000 pursuant to which Dr. Fong-Lin Huang and Gary L. Dreher serve as voting co-trustees. The Voting Trust Agreement provides that during its 10 year term, (i) the voting trustees shall not be required to elect to cumulatively vote the shares subject to the voting trust, (ii) Mr. Dreher or his successor shall always, in any election of directors, vote in favor of one nominee of Chinese Universal Technologies Co., Ltd., and (iii) on all other matters coming before the stockholders, the voting trustees shall be required to vote unanimously in favor (or opposed or in abstention) with regard to all such matters, otherwise such vote shall not be counted as having been voted on a proposal, except that the vote or proxy of only one trustee shall be required to count the shares as present for purposes of establishing a quorum.

MATTERS TO BE ACTED UPON

ITEM 1: ELECTION OF DIRECTORS

Directors

     Our Certificate of Incorporation gives our board of directors the power to set the number of directors at no less than three or more than nine. The size of our board is currently set at five. The directors elected at the Annual Meeting will serve until the next Annual Meeting of stockholders. The five nominees receiving the highest number of votes will be elected. Votes withheld for a nominee will not be counted.

     Our board of directors has nominated five (5) directors to be elected at the Annual Meeting to be held on September 26, 2005. These nominees are William M. Thompson, III, M.D., Gary L. Dreher, Edward R. Arquilla, M.D., Ph.D., Douglas C. MacLellan and Marvin E. Rosenthale, Ph.D. All of the nominees currently sit on our board of directors. Our board knows of no reason why any nominee for director would be unable to serve as a director. In the event that any of them should become unavailable prior to the Annual Meeting, the proxy will be voted for a substitute nominee or nominees designated by our board of directors or the number of directors may be reduced accordingly.

     The following table sets forth the name and age of each nominee for director, the year he was first elected a director and his position(s) with AMDL.

		Year First
Name	Age	Elected	Position

William M. Thompson III, Ph.D.	77	1989	Chairman of the board of directors
Gary L. Dreher	59	1999	President, Chief Executive Officer, Secretary and Director
Douglas C. MacLellan	49	1992	Director
Edward R. Arquilla, M.D., Ph.D.	82	1997	Director
Marvin E. Rosenthale, Ph.D.	71	2002	Director

     Dr. Thompson has been one of our directors since June 1989, Chairman since 1991, and he was CEO during the years 1992-1994. He is currently Medical Director of PPO Next and a member of the clinical surgical faculty of U. C. Irvine School of Medicine. Dr. Thompson has practiced medicine for over 40 years, in general practice, general surgery and trauma surgery. Previously he practiced patent law and worked in the pharmaceutical industry in research, law and senior management for 13 years. During his medical career, he was founding Medical Director of Beach Street and August Healthcare Companies during a 25-year association with the managed care (PPO) industry. Dr. Thompson has also served on the OSCAP Board of SCPIE, the malpractice carrier for 20 years and chaired its Claims Committee. He has been heavily involved with organized medicine and hospital staff management over many years and was a principal architect of the paramedic and emergency systems of Orange County, CA.

     Mr. Dreher joined AMDL in January 1998 as Vice President of Sales and Marketing. Mr. Dreher has served as our President and as a member of our board of directors since February 1999. He was elected Secretary in March 2004. From 1993 to 1997, Mr. Dreher served as President of Medical Market International of Yorba Linda, California, a marketing and management services company he co-founded. From 1991 to 1993, Mr. Dreher served as Vice President of Sales and Marketing for Apotex Scientific of Arlington, Texas, a division of Canada’s largest pharmaceutical company. Mr. Dreher also currently serves on the board of directors of Optimum Care Corporation.

     Mr. MacLellan has been one of our directors since September 1992 and is Chairman of our audit and governance committees. Mr. MacLellan is currently Chairman and CEO of Broadband Access MarketSpace, Ltd, a China-Centric IT firm marketing products under the Zinc Networks brands since June 2002. Mr. MacLellan is also currently President and CEO of the MacLellan Group, Inc. a privately held business incubator and financial advisory firm since May 1992. Mr. MacLellan is also currently Vice-Chairman of the Board of AXM Pharma, Inc. (AMEX:AXJ) and its predecessors, since October 2000. AXM is a China based bio-pharmaceutical company. From

January 1996 through August 1996, Mr. MacLellan was also the Vice-Chairman of Asia American Telecommunications (now Metromedia China Corporation) a majority owned subsidiary of Metromedia International Group, Inc. From November 1996 until March 1998, Mr. MacLellan was co-Chairman and Investment Committee member of the Strategic East European Fund. From November 1995 until March 1998, Mr. MacLellan was President, Chief Executive Officer and Director of PortaCom Wireless, Inc., a company engaged as a developer and operator of cellular and wireless telecommunications ventures in selected developing world markets. Mr. MacLellan is a former member of the board of directors and co-founder of FirstCom Corporation, an international telecommunications company that operates a competitive access fiber and satellite network in Latin America, which became AT&T Latin America, Inc. in August 2000. From 1993 to 1995, Mr. MacLellan was a Principal and co-founder of Maroon Bells Capital Partners, Inc., a U.S. based merchant bank, which specializes in providing corporate finance services to companies in the international and domestic telecommunications and media industries. Mr. MacLellan was educated at the University of Southern California in economics and finance, with advanced training in classical economic theory.

     Dr. Arquilla has been one of our directors since February 1997. From 1959 until 1994, Dr. Arquilla was a full time faculty member in the Department of Pathology at the University of Southern California, the University of California at Los Angeles and the University of California, Irvine. From 1968 to 1986, Dr. Arquilla also served as Professor and Chair of Pathology at U.C. Irvine and Chief of Pathology services at the U.C. Irvine Medical Center.

     Dr. Rosenthale has been one of our directors since May 2002 and served as a member of our Scientific Advisory Board from February 2002 until his election to the board. Dr. Rosenthale was President and CEO of Allergan Ligand Retinoid Therapeutics, Inc., and Vice President Drug Discovery Worldwide at the R.W. Johnson Pharmaceutical Institute of Johnson & Johnson, as well as a director of several privately held entities. Dr. Rosenthale holds a B.Sc. in Pharmacy from Philadelphia College of Pharmacy and Science, and M.Sc. in Pharmacology from Philadelphia College of Pharmacy and Science, and a Ph.D. in Pharmacology from Hahnemann Medical College and Hospital.

Executive Officers

     Arthur S. Rosten, Age 57, Chief Financial Officer. Mr. Rosten joined us as our Chief Financial Officer in December 2001. During the prior eight years, Mr. Rosten served in various senior financial executive positions with American Purification, Inc., SDI Capital Resources, Inc. and Le Groupe Equus, all in Newport Beach, California. Earlier in his career, Mr. Rosten was a principal shareholder, President and Chief Financial Officer of Asyst Data Group. From 1971 to 1991, Mr. Rosten was practicing as a Certified Public Accountant in the US and Europe with Spicer & Oppenheim International, Ltd. and as a Chartered Accountant in Canada. He is a licensed CPA in California and a Chartered Accountant in Canada. Mr. Rosten received his Degree of Accountancy in 1971 and Bachelor of Science in 1969 from McGill University, Montreal, Canada.

Board of Directors Meetings and Committees

     Board Meetings

     During the fiscal year ended December 31, 2004, there were eight meetings of the board of directors as well as numerous actions taken with the unanimous written consent of the directors. Each of the directors attended, either in person or by telephonic conference, 75% or more of the total meetings of our Board and all such committees on which such director served during fiscal 2004. The board of directors has not adopted a policy that all directors are expected to attend our Annual Meeting of stockholders, and we generally schedule a meeting of the board on the same day as our Annual Meeting of stockholders in order to facilitate attendance of all directors at the Annual Meeting. Gary L. Dreher and Douglas C. MacLellan attended last year’s Annual Meeting of stockholders.

     Compensation Committee

     The board of directors has established a compensation committee consisting of Dr. Thompson, Mr. MacLellan and Dr. Arquilla. The compensation committee reviews and recommends to the board of directors the compensation and benefits of all of our officers and reviews general policy matters relating to compensation benefits of our employees. The Compensation Committee met once in 2004. Dr. Thompson serves as Chairman of the Compensation Committee.

     Audit Committee

     The board of directors has also established an audit committee consisting of Mr. MacLellan, Dr. Thompson and Dr. Arquilla, each of whom is independent within the meaning of the rules of the American Stock Exchange, including the enhanced independence requirements for audit committee members under Exchange Act Rule 10A-3. The Audit Committee reviews the qualifications of the independent auditors, our annual and interim financial statements, the independent auditor’s report, significant reporting or operating issues and corporate policies and procedures as they relate to accounting and financial controls. The board of directors has determined that Mr. MacLellan meets the criteria for an “audit committee financial expert” under SEC rules. The Audit Committee met four times in 2004. Mr. MacLellan serves as the Chairman of the Audit Committee.

     Governance Committee

     The board of directors established a Governance Committee in November 2002. The Governance Committee is responsible for evaluating the size, composition, organization and responsibilities of the board of directors and its committees, establishing procedures for identifying potential nominees for board membership, reviewing candidates for election as directors and annually recommending a slate of directors for approval by the board and election by the Stockholders, nominate directors for election by the board to fill vacancies and evaluating eligibility for and recommending to the board the membership of its committees. The Governance Committee is comprised of Dr. Rosenthale, Mr. MacLellan and Dr. Thompson, each of whom is independent within the meaning of the rules of the American Stock Exchange. The Governance Committee did not meet in 2004. Mr. MacLellan serves as the Chairman of the Governance Committee. A current copy of the Governance Committee’s charter is available to be viewed on our website at http://www.amdlcorporate.com/share.htm.

     The Governance Committee will consider recommendations of nominees from stockholders of that are submitted in accordance with the procedures for nominations set forth under the section entitled “Proposals for the Next Annual Meeting” in this Proxy Statement. In addition, such recommendations should be accompanied by the candidate’s name, biographical data and qualifications and a written statement from the individual evidencing his or her consent to be named as a candidate and, if nominated and elected, to serve as a director. Other than as stated herein, we do not have a formal policy with respect to consideration of director candidates recommended by stockholders, as the board believes that each candidate, regardless of the source of the recommendation, should be evaluated in light of all relevant facts and circumstances. Nominees for director are selected on the basis of, among other things, independence, experience, knowledge, skills, expertise, integrity, ability to make independent analytical inquiries, understanding of the AMDL’s business environment, ability to devote adequate time and effort to board responsibilities and commitments to other public company boards. Other criteria for director candidates considered by the Governance Committee and the board include age, diversity, whether the candidate has any conflicts of interest, whether the candidate has the requisite independence and skills for board and committee service under applicable rules of the SEC and the American Stock Exchange, what the candidate’s skills and experience add to the overall competencies of the Board, and whether the candidate has any special background relevant to AMDL’s business.

     Code of Ethics for Financial Professionals. We have adopted a Code of Ethics for Financial Professionals, which has been posted and is available to be viewed on our web site at: http://www.amdlcorporate.com/share.htm.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

     Cash Compensation of Executive Officers. The following table sets forth the total compensation earned by the Chief Executive Officer and all other executive officers who earned in excess of $100,000 per annum during any of our last three fiscal years.

							Long-Term
	Annual Compensation						Compensation
					Other		Common Shares
					Awards		Underlying Options	All Other
Name and Position	Year	Salary ($)		Bonus ($)	Compensation ($)		Granted (#)	Compensation ($)
Gary L. Dreher,	2004	$373,750	(1)	-0-	$18,000	(2)	950,000	-0-
President and CEO	2003	$330,000	(1)	-0-	$17,856	(2)	245,000	-0-
	2002	$325,000	(1)	-0-	$28,893	(2)	450,000	-0-

Arthur S. Rosten,	2004	$175,000	(3)	$8,000	-0-		75,000	-0-
Chief Financial Officer	2003	$175,000	(3)	$8,000	-0-		70,000	-0-
	2002	$162,240	(3)	-0-	-0-		79,000	-0-

(1)	Effective March 1, 2002, Mr. Dreher’s compensation was raised from $300,000 to $330,000 per annum. Effective May, 1, 2004 Mr. Dreher’s compensation was raised to $400,000 per annum.

(2)	The 2004 amount represents $4,644 for club membership dues, $9,000 for a car allowance and $4,356 for life insurance. The 2003 amount represents $4,500 for club membership dues, $9,000 for a car allowance and $4,356 for life insurance. The 2002 amount represents an additional payment of $8,880 in respect of taxes on the 2001 purchase of the club membership, $8,835 for club membership dues and other items, $9,000 for a car allowance and $2,178 for life insurance.

(3)	On December 1, 2001, Mr. Rosten became our Chief Financial Officer on a part-time basis at a monthly salary of $7,291. Effective March 1, 2002, Mr. Rosten began serving on a full-time basis at an annual salary of $175,000.

OPTION GRANTS IN LAST FISCAL YEAR

Individual Grants

		% of Total Options
	Number of Securities	Granted to
	Underlying Options	Employees in Fiscal	Exercise or Base	Expiration
Name	Granted	Year (3)	Price ($/Sh)	Date
Gary Dreher,
President and CEO	950,000 (1)	84.4%	(1)	(1)

Arthur S. Rosten,
Chief Financial Officer	75,000 (2)	6.7%	(2)	(2)

(1)	Includes 81,300 options granted as incentive stock options and 618,700 options granted as non-qualified stock options under our 2004 Stock Option Plan all exercisable at $1.23 per share and expiring on February 23, 2009 and 250,000 options granted as non-qualified stock options under our 2004 Stock Option Plan exercisable at $0.93 per share and expiring on October 7, 2009. All of these options are fully vested and became exercisable on the date of grant.

(2)	Includes 70,000 options granted as incentive stock options under our 2004 Stock Option Plan exercisable at $1.23 per share and expiring on February 23, 2009 and 5,000 options granted as incentive stock options under our 2004 Stock Option Plan exercisable at $0.97 per share and expiring on April 16, 2009. All of these options are fully vested and became exercisable on the date of grant.

(3)	Based on an aggregate of 1,125,000 options granted to employees in fiscal 2004.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

			Number of Securities
	Shares		Underlying Unexercised	Value of Unexercised In-the-
	Acquired on	Value	Options at FY-End (#)	Money Options at FY-End ($)
Name	Exercise (#)	Realized ($)	Exercisable/Unexerciseable	Exercisable/Unexercisable (1)
Gary Dreher,	0	0	2,395,000/0	$105,000/0
President and CEO

Arthur S. Rosten,	0	0	224,000/0	$22,500/0
Chief Financial Officer

(1)	Based on a price of $0.78 per share, the closing price as reported on the American Stock Exchange on December 31, 2004.

Director Compensation

     Certain members of our board of directors received cash compensation for their services in 2004 on committees at the rate of $2,000 per month through April 30, 2004 and $3,000 per month beginning in May 2004. As Chairman of our compensation committee through April 30, 2004 and as Chairman of our governance and audit committees, Douglas MacLellan received an additional $1,000 per month through April 30, 2004 and an additional $2,000 per month beginning May 1, 2004. As Chairman of our compensation committee, Dr. William Thompson received an additional $2,000 per month beginning May 1, 2004.

Employment Agreements

     On November 23, 1999, we entered into an employment agreement with Mr. Dreher. The agreement, which has a term of five years, provided for an annual base salary of $222,000 effective January 1, 2000, which expired in 2004. On January 31, 2005, the Company entered into a new approximate three-year employment agreement with Mr. Dreher at his then base salary of $400,000 per annum. In addition to the same benefits provided under the prior agreement, Mr. Dreher’s employment agreement provides a severance benefit if he is terminated without cause that will provide him with a salary continuation for the greater of one year after termination or the remaining term of the agreement. In connection with his employment agreement, Mr. Dreher was also granted non-qualified stock options to purchase 300,000 shares of our common stock at $0.83, expiring June 30, 2009.

Change in Control Severance Pay Plan

     On November 15, 2001, our board of directors adopted an Executive Management Change in Control Severance Pay Plan. The director who may become entitled to benefits under the plan did not participate in the deliberations or the vote to approve the plan.

     The plan covers the persons who at any time during the 90-day period ending on the date of a change in control, are employed by the Company as Chief Executive Officer and/or President and are not party to a separate agreement which makes such person ineligible to participate in the plan. These persons become eligible for benefits under the plan if (1) (a) the Company terminates his or her employment for any reason other than his or her death or cause (as defined in the plan) or (b) the person terminates his or her employment with the Company for good reason (as defined in the plan) and (2) the termination occurs within the period beginning on the date of a change in control and ending on the last day of the twelfth month that begins after the month in which the change in control occurs. These persons also become eligible for benefits under the plan if the person terminates employment with the Company for any reason during a one-month period commencing six months following a change in control as defined in the plan.

     The plan requires the Company to make a cash payment in an amount equal to three hundred percent (300%) of the participant’s average total compensation over the prior three years preceding the change in control. If the Company’s auditors determine that the total payments made to a person result in an excise tax imposed by Internal Revenue Code §4999, the Company will make an additional cash payment to the person equal to an amount such that after payment by the person of all taxes (including any interest or penalties imposed with respect to such taxes), including any excise tax, imposed upon the additional payment, the person would retain an amount of the additional payment equal to the excise tax imposed upon the total payments.

     Immediately following a change in control, we are required to establish a trust and fund the trust with the amount of any payments which may become owing to persons entitled to receive benefits under the plan but only to the extent that the funding of the trust would not impair our working capital.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and those persons who beneficially own more than 10% of our outstanding shares of common stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% beneficial owners are also required by rules promulgated by the SEC to furnish us with copies of all Section 16(a) forms they file.

     Based solely upon a review of the copies of such forms furnished to us, we believe that during 2004 all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

Certain Relationships and Related Transactions

     On January 30, 2002 the Company granted Guangzhou A-Share Technology Co. Ltd., a People’s Republic of China corporation (“GAST”), the right to sell DR-70® kits in Taiwan and Hong Kong during the one year period ending January 31, 2003. GAST was formed by Jeanne Lai, a former voting trustee under the voting trust concerning 2,000,000 shares of our common stock held by Chinese Universal. Accordingly, GAST is considered a related party for financial reporting purposes. There are no minimum quantities or fixed payments required of either party to this agreement. An oral distribution arrangement for Taiwan and Hong Kong continues with Mercy Bio-Technology, Co., Ltd, a company related to GAST, based in Taiwan. Mercy Bio-Technology purchased DR-70® kits at a total cost of $9,400 and $12,350 during the years ended December 31, 2004 and 2003, respectively.

Report of the Compensation Committee on Executive Compensation

     Our Compensation Committee has issued the following report:

     Compensation Philosophy. The Compensation Committee is responsible for developing and recommending the Company’s executive compensation policies to the board of directors. The executive compensation philosophy of the Company is to (i) attract and retain qualified management to run the business efficiently and guide the Company’s growth in both existing and new markets, (ii) establish a link between management compensation and the achievement of the Company’s annual and long-term performance goals, and (iii) recognize and reward individual initiative and achievement.

     Base Salaries. Base salaries for management employees are based primarily on the responsibilities of the position and the experience of the individual, with reference to the competitive marketplace for management talent, measured in terms of executive compensation offered by comparable companies in related businesses. Increases in base salaries are based upon the performance of the executive officers as evaluated by the Compensation Committee.

     Cash Bonuses. Cash bonuses are awarded, at the discretion of the Compensation Committee, to executive officers based in part on the overall financial performance of the Company and in part on the performance of the executive officer. The financial performance of the Company is measured by revenue and operating income growth and actual performance against budgeted performance.

     Stock Options. The company grants stock options as part of its strategy to attract and retain qualified persons as executive officers and to motivate such persons by providing them with an equity participation in the Company. During 2004, options to purchase an aggregate of 1,870,000 shares were granted to executives, directors and consultants of the Company.

     CEO Compensation. Mr. Dreher’s salary for fiscal 2004 was $373,750 in accordance with the terms of his Employment Agreement with the Company. Pursuant to the Compensation Committee’s recommendation, on January 31, 2005, the Company entered into a new three-year employment agreement with Mr. Dreher at a base salary of $400,000 per year and granted him options to purchase 300,000 shares of common stock at $0.83 each. On November 1, 2001, the board of directors approved an Executive Management Change in Control Severance Pay Plan, which provides the CEO with a cash severance payment equal to 300% of his average total compensation over the prior three years in the event of a change in control.

     Compensation Limitations. Under section 162(m) of the Internal Revenue Code, adopted in August 1993, and regulations adopted thereunder by the Internal Revenue Service, publicly held companies may be precluded from deducting certain compensation paid to an executive officer in excess of $1.0 million in a year. The regulations exclude from this limit performance-base compensation and stock options provided certain requirements such as stockholder approval, are satisfied. The company plans to take actions, as necessary, to insure that its stock option plans and executive compensation plans qualify for exclusion.

William M. Thompson III, M.D.
Douglas C. MacLellan
Edward R. Arquilla, M.D., Ph.D.

COMPENSATION COMMITTEE

Report of the Audit Committee

     Our Audit Committee has issued the following report:

     Management is responsible for the Company’s internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditor is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the board of directors. In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. Moreover, the Audit Committee has considered whether the independent auditor’s provision of other non-audit services to the Company is compatible with the auditor’s independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission. By recommending to the board of directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or fairness of the audited financial statements.

William M. Thompson III, M.D.
Douglas C. MacLellan
Edward R. Arquilla, M.D., Ph.D.

AUDIT COMMITTEE

ITEM 2: PROPOSAL TO AUTHORIZE THE ISSUANCE OF UP TO 5,000,000 SHARES BELOW CURRENT MARKET PRICES

Background

     On January 8, 2004, we closed a private placement unit offering in which we raised approximate total net proceeds of $1,825,000. The January 2004 unit offering consisted of the sale of 2,657,300 shares of common stock at $.80 per share and warrants to purchase 1,328,650 shares of common stock exercisable at $1.46 per share. We also issued to the placement agent in this offering warrants to purchase 259,730 common shares at an exercise price of $1.46 per share, expiring December 31, 2006

     At our last annual meeting of stockholders on September 27, 2004, our stockholders authorized the issuance of 6,500,000 shares of common stock at a discount of up to 25% below the current market price at the time of issuance. Pursuant to such stockholder authorization, in December 2004 we sold units consisting of 1,606,741 shares of common stock at $0.77, representing a discount of 25% from the average of the closing prices for the five consecutive trading days prior to each of two closing dates and an number of warrants to purchase the same number of common shares at $1.17 per share, expiring December 31, 2008. In the December 2004 offering we raised approximate total net proceeds of $1,040,000 also issued to the placement agent in this offering warrants to purchase 160,674 common shares at an exercise price of $1.17 per share.

     If all of the warrants included in the units in both the January 2004 and December 2004 offerings are exercised, we would receive up to approximately $3,725,000 million (net of expenses), but there can be no assurance that all or any of these warrants will be exercised. Given the exercise prices of the warrants, which significantly exceed the current market price of our common stock, it is unlikely that the warrant holders from either offering will exercise the warrants at this time or in the near future.

Need for Additional Financing

     We only have sufficient cash to operate until February or March, 2006. Unless (i) we substantially increase our revenues by that time, or (ii) a significant amount of the warrants included in the units in either the January 2004 or December 2004 offerings are exercised, or (iii) other outstanding options or warrants are exercised, we will need to raise additional funds from the sale of our securities to maintain our operations and fund the FDA applications for DR-70®. Management believes that the sale of restricted shares at up to a 25% discount from the then current market price is warranted and that management needs some flexibility in pricing these securities in order to successfully close an additional financing.

     The 5,000,000 shares of common stock that we may issue if this proposal is approved by our stockholders at the Annual Meeting are in addition, and are not related, to the shares issuable upon exercise of the warrants included in the units described above, for which stockholder approval was not required. Under the stockholder authorization of September 27, 2004, we have only issued slightly more than 1,600,000 shares of the 6,500,000 shares that were authorized to be sold at a 25% discount. We are asking the stockholders, in essence, to re-authorize us to issue about the same number of unissued shares remaining (5,000,000) under the prior authorization at a 25% discount from the current market price.

Need for Stockholder Approval

     In order to raise sufficient funds to maintain our operations, management believes that given current market conditions, we need to offer and sell shares of our common stock or other securities that are convertible into or exercisable for shares of common stock, at a sale price (or having a conversion price or exercise price) per share less than the market value of our common stock at the time of issuance. Our board of directors has authorized the issuance of up to 5,000,000 shares of our common stock at a discount of up to 25% from the then current market price. For this purpose, the then current market price will be equal to the average closing price of our common stock as reported on the American Stock Exchange, or such other market on which our shares may be trading, for at least the five consecutive trading days immediately preceding the date of sale.

     Under Rule 713 of the Listing Standards, Policies and Requirements of the American Stock Exchange (“AMEX”), on which our common stock is listed, we are required to obtain stockholder approval in connection with any transaction, other than a public offering, that involves the issuance of common stock that equals 20% of more of our then-outstanding common stock if we issue the stock at a price below the greater of its book value or market value at the time of issuance. As of the record date, we had 24,149,489 shares of common stock outstanding. Accordingly, our proposed issuance of up to 5,000,000 shares of our common stock at below market prices is being submitted to the stockholders for approval in order to comply with the AMEX rules.

     Notwithstanding stockholder approval of this proposal, the listing on the AMEX of any of the 5,000,000 shares that we may issue following such stockholder approval will require AMEX approval of an application for the listing of these additional shares. In addition, our issuance of the shares will require that we comply with the registration requirements under applicable federal and state securities laws or determine that the issuance satisfies an applicable exemption from such registration requirements. Furthermore, stockholder approval does not obviate the need for compliance with the requirements of the Securities Exchange Act of 1934, as amended, or other AMEX requirements. For example, if we issue all or a substantial portion of these 5,000,000 shares in a reorganization transaction or in a sale for cash to a single purchaser or to a group of affiliated purchasers that could be deemed to control AMDL as a result of such purchase, then we may need to obtain further stockholder approval for such issuance and either we, or the purchasers, or both, may be required to file additional reports with the SEC.

     We have not determined the terms and conditions upon which we would issue the shares of common stock to be authorized for issuance in accordance with this proposal. We are not in negotiations with, nor have we identified, any potential purchasers. The terms and conditions of the issuance will be determined by our board of directors in its sole discretion. We cannot assure you that we will be able to sell the shares on terms satisfactory to AMDL. If this proposal is approved at our Annual Meeting, we will not solicit further authorization for the issuance of these shares by a vote of our stockholders prior to such issuance.

Increased Dilution

     We had 24,149,489 shares of common stock outstanding as of the record date, exclusive of (i) warrants to purchase 4,666,897 shares at an average exercise price of $1.22 per share, and (ii) options to purchase 4,248,185 shares at an average exercise price of $1.39 per share.

     The proposal that will be voted upon at our Annual Meeting is not related to either the January 2004 or December 2004 unit offering. If the proposal is approved and we issue an additional 5,000,000 shares of our common stock at below then current market prices representing a discount of up to 25%, our existing stockholders will incur significant dilution of their interests in AMDL. We would have approximately 30,000,000 shares of common stock outstanding if we issue all 5,000,000 shares to be authorized pursuant to this proposal, not including the shares issuable upon exercise of outstanding warrants and options. You should therefore consider the potential dilution in determining whether to approve this proposal.

Potential Negative Effect on our Stock Price

     If we issue 5,000,000 additional shares of our common stock in the future, a substantial portion of those shares will become eligible for sale in the public markets, subject to certain volume limitations, after expiration of the one year holding period required under Rule 144 of the Securities Act of 1933, and all of the shares could be eligible for sale in the public markets after two years pursuant to Rule 144(k), without any volume limitations. These shares could become eligible for resale in the public markets earlier if, in connection with the sale the shares, we agree to file a registration statement with the Securities and Exchange Commission covering the resale of the shares. Any such sales, or the anticipation of the possibility of such sales, represents an overhang on the market and could depress the market price of our common stock.

     In connection with our unit offering, we filed with the Securities and Exchange Commission a registration statement on Form S-3 covering the resale, from time to time, of shares of common stock issued and the shares issuable upon the exercise of the warrants included in the units, all of which are eligible for resale in the public markets. You should consider this recent substantial increase in shares eligible for sale, together with the potential impact of other outstanding shares eligible for future sale in the public markets, in determining whether to approve this proposal.

Vote Required; Board Recommendation

     The approval of our proposal to issue of up to 5,000,000 shares of common stock at a price less than market value will require the affirmative vote of at least a majority of the votes cast by the holders of shares of common stock present or represented at the meeting and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE ISSUANCE OF UP TO 5,000,000 ADDITIONAL SHARES OF OUR COMMON STOCK AT A DISCOUNT OF UP TO 25% FROM THE THEN CURRENT MARKET PRICE AT THE TIME OF ISSUANCE.

ITEM 3. APPROVAL OF THE 2005 STOCK OPTION PLAN

     On July 13, 2005, our board of directors adopted, subject to obtaining stockholder approval, our 2005 Stock Option Plan. The 2005 Stock Option Plan provides for the grant to employees, officers, directors, consultants and independent contractors of non-qualified stock options as well as for the grant of stock options to employees that qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986. The 2005 Stock Option Plan terminates on July 12, 2015. The purpose of the 2005 Stock Option Plan is to enable the Company to attract and retain qualified persons as employees, officers and directors and others whose services are required by the Company, and to motivate such persons by providing them with an equity participation in the Company. The 2005 Stock Option Plan reserved 3,000,000 shares of our common stock for issuance, subject to adjustment upon occurrence of certain events affecting our capitalization. The major features of our 2005 Stock Option Plan are summarized below. The following summary is qualified in its entirety by reference to the full text of the 2005 Stock Option Plan, a copy of which was filed electronically with the Securities and Exchange Commission with this Proxy Statement and is available through the Commission website at http://www.sec.gov.

     The 2005 Stock Option Plan is administered by the board of directors, which has, subject to specified limitations, the full authority to grant options and establish the terms and conditions for vesting and exercise thereof. The exercise price of incentive stock options granted under the 2005 Stock Option Plan is required to be no less than the fair market value of the common stock on the date of grant (110% in the case of a greater than 10% stockholder). The exercise price of non-qualified stock options is required to be no less than 85% of the fair market value of the common stock on the date of grant. Options may be granted for terms of up to 10 years (5 years in the case of incentive stock options granted to greater than 10% stockholders). No optionee may be granted incentive stock options such that the fair market value of the options, which first become exercisable in any one calendar year exceeds $100,000. If an optionee ceases to be employed by, or ceases to have a relationship with us, such optionee’s options expire one year after termination by reason of death or permanent disability, thirty days after termination for cause and three months after termination for any other reason.

     In order to exercise an option granted under the 2005 Stock Option Plan, the optionee must pay the full exercise price of the shares being purchased. Payment may be made either: (i) in cash; (ii) at the discretion of the board of directors, by delivering shares of common stock already owned by the optionee that have a fair market value equal to the applicable exercise price; or (iii) in the form of such other consideration as may be determined by the board of directors and permitted by applicable law.

     Subject to the foregoing, the board of directors has broad discretion to describe the terms and conditions applicable to options granted under the 2005 Stock Option Plan. The board of directors may at any time discontinue granting options under the 2005 Stock Option Plan or otherwise suspend, amend or terminate the 2005 Stock Option Plan and may, with the consent of an optionee, make such modification of the terms and conditions of such optionee’s option as the board shall deem advisable. However, the board has no authority to make any amendment or modifications to the 2005 Stock Option Plan or any outstanding option which would: (i) increase the maximum number of shares which may be purchased pursuant to options granted under the 2005 Stock Option Plan, either in the aggregate or by an optionee, except in connection with certain antidilution adjustments; (ii) change the designation of the class of employees eligible to receive qualified options; (iii) extend the term of the 2005 Stock Option Plan or the maximum option period thereunder; (iv) decrease the minimum qualified option price or permit reductions of the price at which shares may be purchased for qualified options granted under the 2005 Stock Option Plan, except in connection with certain antidilution adjustments; or (v) cause qualified stock options issued under the 2005 Stock Option Plan to fail to meet the requirements of incentive stock options under Section 422 of the Internal Revenue Code. Any such amendment or modification shall be effective immediately, subject to stockholder approval thereof within 12 months before or after the effective date. No option may be granted during any suspension or after termination of the 2005 Stock Option Plan.

     The 2005 Stock Option Plan is designed to meet the requirements of an incentive stock option plan as defined in Internal Revenue Code Section 422. As a result, an optionee will realize no taxable income, for federal income tax purposes, upon either the grant of an incentive stock option under the 2005 Stock Option Plan or its exercise, except that the difference between the fair market value of the stock on the date of exercise and the exercise price is included as income for purposes of calculating Alternative Minimum Tax. If no disposition of the shares acquired upon exercise is made by the optionee within two years from the date of grant or within one year from the date, the shares are transferred to the optionee, any gain realized upon the subsequent sale of the shares will be taxable as a capital gain. In such case, we will be entitled to no deduction for federal income tax purposes in connection with either the grant or the exercise of the option. If, however, the optionee disposes of the shares within either of the periods mentioned above, the optionee will realize earned income in an amount equal to the excess of the fair market value of the shares on the date of exercise (or the amount realized on disposition if less) over the exercise price, and we will be allowed a deduction for a corresponding amount.

     As of the date of this Proxy Statement, no options to purchase any shares of common stock under the 2005 Stock Option Plan have been granted. In addition, there are authorized but unissued options to purchase an aggregate of 906,261 shares available under the 1999 and 2004 Stock Option Plans.

Vote Required; Board Recommendation

     The approval of the 2005 Stock Option Plan will require the affirmative vote of a majority of the outstanding shares of our common stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2005 STOCK OPTION PLAN.

ITEM 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The board of directors recommends the ratification of the appointment of Corbin & Company, LLP as independent public accountants, to audit our financial statements for the year ending December 31, 2005 and to perform other appropriate services as directed by our management and board of directors.

     A proposal will be presented at the meeting to appoint Corbin & Company, LLP as independent public accountants. It is expected that a representative of Corbin & Company, LLP will be present at the Annual Meeting to respond to appropriate questions or to make a statement if he or she so desires. If the stockholders do not ratify Corbin & Company, LLP by the affirmative vote of a majority of the shares represented in person or by proxy at the meeting, other independent public accountants will be considered by the board of directors.

Vote Required; Board Recommendation

     The ratification of Corbin & Company, LLP as our independent public accountants will require the affirmative vote of the holders of at least a majority of the shares of our common stock present or represented at the meeting and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF CORBIN & COMPANY, LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS.

ITEM 5: OTHER MATTERS

     Except for the matters referred to in the accompanying Notice of Annual Meeting, management does not intend to present any matter for action at the Annual Meeting and knows of no matter to be presented at the meeting that is a proper subject for action by the stockholders. However, if any other matters should properly come before the meeting, it is intended that votes will be cast pursuant to the authority granted by the enclosed proxy in accordance with the best judgment of the person or persons acting under the proxy.

INDEPENDENT ACCOUNTANTS

Appointment of Auditors

     The Audit Committee, which is composed entirely of independent directors, has selected Corbin & Company LLP as independent accountants to audit our books, records and accounts for the year 2005. Corbin & Company LLP previously audited our financial statements during the two fiscal years ended December 31, 2004 and 2003.

Audit and Non-Audit Fees

     Aggregate fees for professional services rendered to the Company by Corbin & Company LLP, and its predecessor firm Corbin & Wertz for the years ended December 31, 2004 and 2003 were as follows:

Services Provided	2004	2003
Audit Fees	$38,000	$43,000
Audit Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$18,050	$50,605
Total	$56,050	$93,605

Audit Fees

     The aggregate fees billed for the years ended December 31, 2004 and 2003 were for the audits of our financial statements and reviews of our interim financial statements included in our annual and quarterly reports.

Audit Related Fees

     There were no fees billed for the years ended December 31, 2004 and 2003 for the audit or review of our financial statement that are not reported under Audit Fees.

Tax Fees

     There were no fees billed for the years ended December 31, 2004 and 2003 for professional services related to tax compliance, tax advice and tax planning.

All Other Fees

     The aggregate fees billed for the years ended December 31, 2004 and 2003 were for services other than the services described above. These services include attendance and preparation for shareholder and audit committee meetings, consultation on accounting, on internal control matters and review of and consultation on our registration statements and issuance of related consents (Forms S-3 and S-8).

Audit Committee Pre-Approval Policies and Procedures

     The Audit Committee has implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the Audit Committee pre-approves both the type of services to be provided by Corbin & Company LLP and the estimated fees related to these services.

PROPOSALS FOR THE NEXT ANNUAL MEETING

     Stockholder proposals intended to be presented in the proxy materials for the 2006 Annual Meeting of Stockholders must be received by us at our principal office in Tustin, California no later than 120 days before the first anniversary of the release of proxy materials to stockholders for the 2005 Annual Meeting, which date will be April 12, 2006. Proposals must satisfy the requirements of the proxy rules promulgated by the Securities and Exchange Commission.

     A stockholder who wishes to make a proposal at the next Annual Meeting without including the proposal in our proxy statement must notify us also by April 12, 2006. If a stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by us for the next Annual Meeting will not have discretionary authority to vote on the proposal. In addition, the proposal must contain the specific information required by our Bylaws, a copy of which may be obtained by writing to our Secretary.

COMMUNICATION WITH THE BOARD OF DIRECTORS

     Stockholders may communicate with the board of directors by sending correspondence, address to Gary L. Dreher, Secretary, at our corporate headquarters with an instruction to forward the communication to a particular director. Our Secretary will receive the correspondence and forward it to any individual director or directors to whom the communication is directed.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

     Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Company’s Proxy Statement or Annual Report to Stockholders may have been sent to multiple stockholders in each household. The company will promptly deliver a separate copy of either document to any stockholder upon written or oral request to: Investor Relations, AMDL, Inc. 2492 Walnut Avenue, Suite 100, Tustin, California 92780; telephone: (949) 505-4460. Any stockholder who wants to receive separate copies of our Proxy Statement or Annual Report in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact the Company at the above address and phone number.

FINANCIAL AND OTHER INFORMATION

     Our financial statements have been included as part of our Annual Report enclosed with this Proxy Statement. The financial statements and notes thereto, as well as “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Changes in and Disagreements with Accountants on Accounting and Financial Disclosure” from the Form 10-KSB for the year ended December 31, 2004 are incorporated by reference.

     We will provide to each person solicited, without charge except for exhibits, upon request in writing

REQUEST TO RETURN PROXIES PROMPTLY

     A proxy is enclosed for your use. Please mark, date, sign and return the proxy at your earliest convenience in the envelope provided. A prompt return of your proxy will be appreciated.

By order of the board of directors,

President, Chief Executive Officer and Secretary

Tustin, California
August 8, 2005

AMDL, INC.

2005 STOCK OPTION PLAN

     1.       PURPOSE.   The purpose of the AMDL, Inc. 2005 Stock Option Plan (the “Plan”) is to strengthen AMDL, Inc., a Delaware corporation (“Corporation”), by providing to employees, officers, directors, consultants and independent contractors of the Corporation or any of its subsidiaries (including dealers, distributors, and other business entities or persons providing services on behalf of the Corporation or any of its subsidiaries) added incentive for high levels of performance and unusual efforts to increase the earnings of the Corporation. The Plan seeks to accomplish this purpose by enabling specified persons to purchase shares of the Corporation’s common stock, $.001 par value, thereby increasing their proprietary interest in the Corporation’s success and encouraging them to remain in the employ or service of the Corporation.

     2.       CERTAIN DEFINITIONS.   As used in this Plan, the following words and phrases shall have the respective meanings set forth below, unless the context clearly indicates a contrary meaning:

     2.1       “Board of Directors”   The Board of Directors of the Corporation.

     2.2       “Code”   The Internal Revenue Code of 1986, as amended.

     2.3       “Committee”   The Compensation Committee of the Board of Directors which shall administer the Plan and consist of a majority of independent directors.

     2.4       “Fair Market Value Per Share”   The fair market value per share of the Shares as determined by the Committee in good faith. The Committee is authorized to make its determination as to the fair market value per share of the Shares on the following basis: (i) if the Shares are traded only otherwise than on a securities exchange and are not quoted on the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), but are quoted on the bulletin board or in the “pink sheets” published by the National Daily Quotation Bureau, the greater of (a) the average of the mean between the average daily bid and average daily asked prices of the Shares during the thirty (30) day period preceding the date of grant of an Option, as quoted on the bulletin board or in the “pink sheets” published by the National Daily Quotation Bureau, or (b) the mean between the average daily bid and average daily asked prices of the Shares on the date of grant, as published on the bulletin board or in such “pink sheets;” (ii) if the Shares are traded on a securities exchange or on the NASDAQ, the greater of (a) the average of the daily closing prices of the Shares during the ten (10) trading days preceding the date of grant of an Option, or (b) the closing price of the Shares on the last trading day preceding the date of grant of an Option; or (iii) if the Shares are traded only otherwise than as described in (i) or (ii) above, or if the Shares are not publicly traded, the value determined by the Committee in good faith based upon the fair market value as determined by completely independent and well qualified experts.

     2.5       “Incentive Stock Option”   An Option intended to qualify for treatment as an incentive stock option under Code Sections 421 and 422, and designated as an Incentive Stock Option.

     2.6       “Nonqualified Option”   An Option not qualifying as an Incentive Stock Option.

     2.7       “Option”   A stock option granted under the Plan.

     2.8       “Optionee”   The holder of an Option.

     2.9       “Option Agreement”   The document setting forth the terms and conditions of each Option.

     2.10       “Shares”   The shares of common stock, $.001 par value, of the Corporation.

     2.11       “Subsidiary”   Any corporation of which fifty percent (50%) or more of the total combined voting power of all classes of stock of such corporation is owned by the Corporation or another Subsidiary (as so defined).

     3.       ADMINISTRATION OF PLAN.

     3.1       In General.   This Plan shall be administered by the Committee. Any action of the Committee with respect to administration of the Plan shall be taken pursuant to (i) a majority vote at a meeting of the Committee (to be documented by minutes), or (ii) the unanimous written consent of its members.

     3.2       Authority.   Subject to the express provisions of this Plan, the Committee shall have the authority to: (i) construe and interpret the Plan, decide all questions and settle all controversies and disputes which may arise in connection with the Plan and to define the terms used therein; (ii) prescribe, amend and rescind rules and regulations relating to administration of the Plan; (iii) determine the purchase price of the Shares covered by each Option and the method of payment of such price, individuals to whom, and the time or times at which, Options shall be granted and exercisable and the number of Shares covered by each Option; (iv) determine the terms and provisions of the respective Option Agreements (which need not be identical); (v) determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for purposes of the Plan; and (vi) make all other determinations necessary or advisable to the administration of the Plan. Determinations of the Committee on matters referred to in this Section 3 shall be conclusive and binding on all parties howsoever concerned. With respect to Incentive Stock Options, the Committee shall administer the Plan in compliance with the provisions of Code Section 422 as the same may hereafter be amended from time to time. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

     4.       ELIGIBILITY AND PARTICIPATION.

     4.1       In General.   Only officers, employees and directors who are also employees of the Corporation or any Subsidiary shall be eligible to receive grants of Incentive Stock Options. Officers, employees and directors (whether or not they are also employees) of the Corporation or any Subsidiary, as well as consultants, independent contractors or other service providers of the Corporation or any Subsidiary shall be eligible to receive grants of Nonqualified Options. Within the foregoing limits, the Committee, from time to time, shall determine and designate persons to whom Options may be granted. All such designations shall be made in the absolute discretion of the Committee and shall not require the approval of the stockholders. In determining (i) the number of Shares to be covered by each Option, (ii) the purchase price for such Shares and the method of payment of such price (subject to the other sections hereof), (iii) the individuals of the eligible class to whom Options shall be granted, (iv) the terms and provisions of the respective Option Agreements, and (v) the times at which such Options shall be granted, the Committee shall take into account such factors as it shall deem relevant in connection with accomplishing the purpose of the Plan as set forth in Section 1. An individual who has been granted an Option may be granted an additional Option or Options if the Committee shall so determine. No Option shall be granted under the Plan after July 12, 2015 but Options granted before such date may be exercisable after such date.

     4.2       Certain Limitations.   In no event shall Incentive Stock Options be granted to an Optionee such that the sum of (i) aggregate fair market value (determined at the time the Incentive Stock Options are granted) of the Shares subject to all Options granted under the Plan which are exercisable for the first time during the same calendar year, plus (ii) the aggregate fair market value (determined at the time the options are granted) of all stock subject to all other incentive stock options granted to such Optionee by the Corporation, its parent and Subsidiaries which are exercisable for the first time during such calendar year, exceeds One Hundred Thousand Dollars ($100,000). For purposes of the immediately preceding sentence, fair market value shall be determined as of the date of grant based on the Fair Market Value Per Share as determined pursuant to Section 2.3.

     5.       AVAILABLE SHARES AND ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

     5.1       Shares.   Subject to adjustment as provided in Section 5.2 below, the total number of Shares to be subject to Options granted pursuant to this Plan shall not exceed Two Million Four Hundred Thousand (2,400,000) Shares. Shares subject to the Plan may be either authorized but unissued shares or shares that were once issued and subsequently reacquired by the Corporation; the Committee shall be empowered to take any appropriate action required to make Shares available for Options granted under this Plan. If any Option is surrendered before exercise or lapses without exercise in full or for any other reason ceases to be exercisable, the Shares reserved therefore shall continue to be available under the Plan.

     5.2       Adjustments.   As used herein, the term “Adjustment Event” means an event pursuant to which the outstanding Shares of the Corporation are increased, decreased or changed into, or exchanged for a different number or kind of shares or securities, without receipt of consideration by the Corporation, through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend, stock consolidation or otherwise. Upon the occurrence of an Adjustment Event, (i) appropriate and proportionate adjustments shall be made to the number and kind of Shares and exercise price for the Shares subject to the Options which may thereafter be granted under this Plan, (ii) appropriate and proportionate adjustments shall be made to the number and kind of and exercise price for the Shares subject to the then outstanding Options granted under this Plan, and (iii) appropriate amendments to the Option Agreements shall be executed by the Corporation and the Optionees if the Committee determines that such an amendment is necessary or desirable to reflect such adjustments. If determined by the Committee to be appropriate, in the event of an Adjustment Event which involves the substitution of securities of a corporation other than the Corporation, the Committee shall make arrangements for the assumptions by such other corporation of any Options then or thereafter outstanding under the Plan. Notwithstanding the foregoing, such adjustment in an outstanding Option shall be made without change in the total exercise price applicable to the unexercised portion of the Option, but with an appropriate adjustment to the number of Shares, kind of shares and exercise price for each Share subject to the Option. The determination by the Committee as to what adjustments, amendments or arrangements shall be made pursuant to this Section 5.2, and the extent thereof, shall be final and conclusive. No fractional Shares shall be issued under the Plan on account of any such adjustment or arrangement.

     6.       TERMS AND CONDITIONS OF OPTIONS.

     6.1       Intended Treatment as Incentive Stock Options.   Incentive Stock Options granted pursuant to this Plan are intended to be “incentive stock options” to which Code Sections 421 and 422 apply, and the Plan shall be construed and administered to implement that intent. If all or any part of an Incentive Stock Option shall not be an “incentive stock option” subject to Sections 421 or 422 of the Code, such Option shall nevertheless be valid and carried into effect. All Options granted under this Plan shall be subject to the terms and conditions set forth in this Section 6 (except as provided in Section 5.2) and to such other terms and conditions as the Committee shall determine to be appropriate to accomplish the purpose of the Plan as set forth in Section 1.

     6.2       Amount and Payment of Exercise Price.

     6.2.1       Exercise Price.   The exercise price per Share for each Share which the Optionee is entitled to purchase under a Nonqualified Option shall be determined by the Committee but shall not be less than eighty-five percent (85%) of the Fair Market Value Per Share on the date of the grant of the Nonqualified Option. The exercise price per Share for each Share which the Optionee is entitled to purchase under an Incentive Stock Option shall be determined by the Committee but shall not be less than the Fair Market Value Per Share on the date of the grant of the Incentive Stock Option; provided, however, that the exercise price shall not be less than one hundred and ten percent (110%) of the Fair Market Value Per Share on the date of the grant of the Incentive Stock Option in the case of an individual then owning (within the meaning of Code Section 425(d)) more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its parent or Subsidiaries.

     6.2.2       Payment of Exercise Price.   The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist of promissory notes, shares of the common stock of the Corporation or such other consideration and method of payment for the Shares as may be permitted under applicable state and federal laws.

     6.3       Exercise of Options.

     6.3.1       Each Option granted under this Plan shall be exercisable at such times and under such conditions as may be determined by the Committee at the time of the grant of the Option and as shall be permissible under the terms of the Plan; provided, however, in no event shall an Option be exercisable after the expiration of ten (10) years from the date it is granted, and in the case of an Optionee owning (within the meaning of Code Section 425(d)), at the time an Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its parent or Subsidiaries, such Incentive Stock Option shall not be exercisable later than five (5) years after the date of grant.

     6.3.2       An Optionee may purchase less than the total number of Shares for which the Option is exercisable, provided that a partial exercise of an Option may not be for less than One Hundred (100) Shares and shall not include any fractional Shares.

     6.4       Nontransferability of Options.   All Options granted under this Plan shall be nontransferable, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Optionee’s lifetime only by such Optionee.

     6.5       Effect of Termination of Employment or Other Relationship.   Except as otherwise determined by the Committee in connection with the grant of Nonqualified Options, the effect of termination of an Optionee’s employment or other relationship with the Corporation on such Optionee’s rights to acquire Shares pursuant to the Plan shall be as follows:

     6.5.1       Termination for Other than Disability or Cause.   If an Optionee ceases to be employed by, or ceases to have a relationship with, the Corporation for any reason other than for disability or cause, such Optionee’s Options shall expire not later than three (3) months thereafter. During such three (3) month period and prior to the expiration of the Option by its terms, the Optionee may exercise any Option granted to him, but only to the extent such Options were exercisable on the date of termination of his employment or relationship and except as so exercised, such Options shall expire at the end of such three (3) month period unless such Options by their terms expire before such date. The decision as to whether a termination for a reason other than disability, cause or death has occurred shall be made by the Committee, whose decision shall be final and conclusive, except that employment shall not be considered terminated in the case of sick leave or other bona fide leave of absence approved by the Corporation.

     6.5.2       Disability.   If an Optionee ceases to be employed by, or ceases to have a relationship with, the Corporation by reason of disability (within the meaning of Code Section 22(e)(3)), such Optionee’s Options shall expire not later than one (1) year thereafter. During such one (1) year period and prior to the expiration of the Option by its terms, the Optionee may exercise any Option granted to him, but only to the extent such Options were exercisable on the date the Optionee ceased to be employed by, or ceased to have a relationship with, the Corporation by reason of disability and except as so exercised, such Options shall expire at the end of such one (1) year period unless such Options by their terms expire before such date. The decision as to whether a termination by reason of disability has occurred shall be made by the Committee, whose decision shall be final and conclusive.

     6.5.3       Termination for Cause.   If an Optionee’s employment by, or relationship with, the Corporation is terminated for cause, such Optionee’s Option shall expire immediately; provided, however, the Committee may, in its sole discretion, within thirty (30) days of such termination, waive the expiration of the Option by giving written notice of such waiver to the Optionee at such Optionee’s last known address. In the event of such waiver, the Optionee may exercise the Option only to such extent, for such time, and upon such terms and conditions as if such Optionee had ceased to be employed by, or ceased to have a relationship with, the Corporation upon the date of such termination for a reason other than disability, cause, or death. Termination for cause shall include termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith or any conduct detrimental to the interests of the Corporation. The determination of the Committee with respect to whether a termination for cause has occurred shall be final and conclusive.

     6.6       Withholding of Taxes.   As a condition to the exercise, in whole or in part, of any Options the Board of Directors may in its sole discretion require the Optionee to pay, in addition to the purchase price of the Shares covered by the Option an amount equal to any Federal, state or local taxes that may be required to be withheld in connection with the exercise of such Option.

     6.7       No Rights to Continued Employment or Relationship.   Nothing contained in this Plan or in any Option Agreement shall obligate the Corporation to employ or have another relationship with any Optionee for any period or interfere in any way with the right of the Corporation to reduce such Optionee’s compensation or to terminate the employment of or relationship with any Optionee at any time.

     6.8       Time of Granting Options.   The time an Option is granted, sometimes referred to herein as the date of grant, shall be the day the Corporation executes the Option Agreement; provided, however, that if appropriate resolutions of the Committee indicate that an Option is to be granted as of and on some prior or future date, the time such Option is granted shall be such prior or future date.

     6.9       Privileges of Stock Ownership.   No Optionee shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to such Optionee. No Shares shall be purchased upon the exercise of any Option unless and until, in the opinion of the Corporation’s counsel, any then applicable requirements of any laws or governmental or regulatory agencies having jurisdiction and of any exchanges upon which the stock of the Corporation may be listed shall have been fully complied with.

     6.10       Securities Laws Compliance.   The Corporation will diligently endeavor to comply with all applicable securities laws before any Options are granted under the Plan and before any Shares are issued pursuant to Options. Without limiting the generality of the foregoing, the Corporation may require from the Optionee such investment representation or such agreement, if any, as counsel for the Corporation may consider necessary or advisable in order to comply with the Securities Act of 1933 as then in effect, and may require that the Optionee agree that any sale of the Shares will be made only in such manner as is permitted by the Committee. The Committee in its discretion may cause the Shares underlying the Options to be registered under the Securities Act of 1933, as amended, by the filing of a Form S-8 Registration Statement covering the Options and Shares underlying such Options. Optionee shall take any action reasonably requested by the Corporation in connection with registration or qualification of the Shares under federal or state securities laws.

     6.11       Option Agreement.   Each Incentive Stock Option and Nonqualified Option granted under this Plan shall be evidenced by the appropriate written Stock Option Agreement (“Option Agreement”) executed by the Corporation and the Optionee in a form substantially the same as the appropriate form of Option Agreement attached as Exhibit I or II hereto (and made a part hereof by this reference) and shall contain each of the provisions and agreements specifically required to be contained therein pursuant to this Section 6, and such other terms and conditions as are deemed desirable by the Committee and are not inconsistent with the purpose of the Plan as set forth in Section 1.

     7.       PLAN AMENDMENT AND TERMINATION.

     7.1       Authority of Committee.   The Committee may at any time discontinue granting Options under the Plan or otherwise suspend, amend or terminate the Plan and may, with the consent of an Optionee, make such modification of the terms and conditions of such Optionee’s Option as it shall deem advisable; provided that, except as permitted under the provisions of Section 5.2, the Committee shall have no authority to make any amendment or modification to this Plan or any outstanding Option thereunder which would: (i) increase the maximum number of Shares which may be purchased pursuant to Options granted under the Plan, either in the aggregate or by an Optionee (except pursuant to Section 5.2); (ii) change the designation of the class of the employees eligible to receive Incentive Stock Options; (iii) extend the term of the Plan or the maximum Option period thereunder; (iv) decrease the minimum Incentive Stock Option price or permit reductions of the price at which Shares may be purchased for Incentive Stock Options granted under the Plan; or (v) cause Incentive Stock Options issued under the Plan to fail to meet the requirements of incentive stock options under Code Section 422. An amendment or modification made pursuant to the provisions of this Section 7 shall be deemed adopted as of the date of the action of the Committee effecting such amendment or modification and shall be effective immediately, unless otherwise provided therein, subject to approval thereof (1) within twelve (12) months before or after the effective date by stockholders of the Corporation holding not less than a majority vote of the voting power of the Corporation voting in person or by proxy at a duly held stockholders meeting when required to maintain or satisfy the requirements of Code Section 422 with respect to Incentive Stock Options, and (2) by any appropriate governmental agency. No Option may be granted during any suspension or after termination of the Plan.

     7.2       Ten (10) Year Maximum Term.   Unless previously terminated by the Committee, this Plan shall terminate on July 12, 2015 and no Options shall be granted under the Plan thereafter.

     7.3       Effect on Outstanding Options.   Amendment, suspension or termination of this Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted.

     8.       EFFECTIVE DATE OF PLAN.   This Plan shall be effective as of July 12, 2005, the date the Plan was adopted by the Board of Directors, subject to the approval of the Plan by the affirmative vote of a majority of the issued and outstanding Shares of common stock of the Corporation represented and voting at a duly held meeting at which a quorum is present within twelve (12) months thereafter. The Committee shall be authorized and empowered to make grants of Options pursuant to this Plan prior to such approval of this Plan by the stockholders; provided, however, in such event the Option grants shall be made subject to the approval of both this Plan and such Option grants by the stockholders in accordance with the provisions of this Section 8.

     9.       MISCELLANEOUS PROVISIONS.

     9.1       Exculpation and Indemnification.   The Corporation shall indemnify and hold harmless the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons’ duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful conduct and/or criminal acts of such persons.

     9.2       Governing Law.   The Plan shall be governed and construed in accordance with the laws of the State of Delaware and the Code.

     9.3       Compliance with Applicable Laws.   The inability of the Corporation to obtain from any regulatory body having jurisdiction authority deemed by the Corporation’s counsel to be necessary to the lawful issuance and sale of any Shares upon the exercise of an Option shall relieve the Corporation of any liability in respect of the non-issuance or sale of such Shares as to which such requisite authority shall not have been obtained.

EXHIBIT I

FORM OF
INCENTIVE STOCK OPTION AGREEMENT

     THIS INCENTIVE STOCK OPTION AGREEMENT (“Agreement”) is entered into as of ______, ______, by and between AMDL, INC., a Delaware corporation (“Corporation”), and _______ (“Optionee”).

R E C I T A L S

     A.     On July 12, 2005, the Board of Directors of the Corporation adopted, subject to the approval of the Corporation’s shareholders, the AMDL, Inc. 2005 Stock Option Plan (the “Plan”).

     B.     Pursuant to the Plan, on ______, ______, the members of the Board of Directors of the Corporation serving on the Committee authorized granting to Optionee options to purchase shares of the Corporation’s common stock, $.001 par value (“Shares”) for the term and subject to the terms and conditions hereinafter set forth.

A G R E E M E N T

     It is hereby agreed as follows:

     1.     CERTAIN DEFINITIONS. Unless otherwise defined herein, or the context otherwise clearly requires, terms with initial capital letters used herein shall have the meanings assigned to such terms in the Plan.

     2.     GRANT OF OPTIONS. The Corporation hereby grants to Optionee, Options to purchase all or any part of ______(______) Shares, upon and subject to the terms and conditions of the Plan, which is incorporated in full herein by this reference, and upon the other terms and conditions set forth herein.

     3.     OPTION PERIOD. The Options shall be exercisable at any time during the period commencing on the date hereof (subject to the provisions of Section 17) and expiring on ______, ______, unless earlier terminated pursuant to Section 7.

     4.     METHOD OF EXERCISE. The Options shall be exercisable by Optionee by giving written notice to the Corporation of the election to purchase and of the number of Shares Optionee elects to purchase, such notice to be accompanied by such other executed instruments or documents as may be required by the Committee pursuant to this Agreement, and unless otherwise directed by the Committee, Optionee shall at the time of such exercise tender the purchase price of the Shares he has elected to purchase. An Optionee may purchase less than the total number of Shares for which the Option is exercisable, provided that a partial exercise of an Option may not be for less than one hundred (100) Shares. If Optionee shall not purchase all of the Shares which he is entitled to purchase under the Options, his right to purchase the remaining unpurchased Shares shall continue until expiration of the Options. The Options shall be exercisable with respect of whole Shares only, and fractional Share interests shall be disregarded.

     5.     AMOUNT OF PURCHASE PRICE. The purchase price per Share for each Share which Optionee is entitled to purchase under the Options shall be $_____ per Share.

     6.     PAYMENT OF PURCHASE PRICE. At the time of Optionee’s notice of exercise of the Options, Optionee shall tender in cash or by certified or bank cashier’s check payable to the Corporation, the purchase price for all Shares then being purchased. Provided, however, the Board of Directors may, in its sole discretion, permit payment by the Corporation of the purchase price in whole or in part with Shares. If the Optionee is so permitted, and the Optionee elects to make payment with Shares, the Optionee shall deliver to the Corporation certificates representing the number of Shares in payment for new Shares, duly endorsed for transfer to the Corporation, together with any written representations relating to title, liens and encumbrances, securities laws, rules and regulatory compliance, or other matters, reasonably requested by the Board of Directors. The value of Shares so tendered shall be their Fair Market Value Per Share on the date of the Optionee’s notice of exercise.

     7.     EFFECT OF TERMINATION OF EMPLOYMENT. If an Optionee’s employment or other relationship with the Corporation (or a Subsidiary) terminates, the effect of the termination on the Optionee’s rights to acquire Shares shall be as follows:

               7.1     Termination For Other Than Disability Or Cause. If an Optionee ceases to be employed by, or ceases to have a relationship with, the Corporation or a Subsidiary for any reason other than for disability or cause, such Optionee’s Options shall expire not later than three (3) months thereafter. During such three (3) month period and prior to the expiration of the Option by its terms, the Optionee may exercise any Option granted to him, but only to the extent such Options were exercisable on the date of termination of his employment or relationship and except as so exercised, such Options shall expire at the end of such three (3) month period unless such Options by their terms expire before such date. The decision as to whether a termination for a reason other than disability, cause or death has occurred shall be made by the Committee, whose decision shall be final and conclusive, except that employment shall not be considered terminated in the case of sick leave or other bona fide leave of absence approved by the Corporation.

               7.2     Disability. If an Optionee ceases to be employed by, or ceases to have a relationship with, the Corporation or a Subsidiary by reason of disability (within the meaning of Code Section 22(e)(3)), such Optionee’s Options shall expire not later than one (1) year thereafter. During such one (1) year period and prior to the expiration of the Option by its terms, the Optionee may exercise any Option granted to him, but only to the extent such Options were exercisable on the date the Optionee ceased to be employed by, or ceased to have a relationship with, the Corporation or Subsidiary by reason of disability. The decision as to whether a termination by reason of disability has occurred shall be made by the Committee, whose decision shall be final and conclusive.

               7.3     Termination For Cause. If an Optionee’s employment by, or relationship with, the Corporation or a Subsidiary is terminated for cause, such Optionee’s Option shall expire immediately; provided, however, the Committee may, in its sole discretion, within thirty (30) days of such termination, waive the expiration of the Option by giving written notice of such waiver to the Optionee at such Optionee’s last known address. In the event of such waiver, the Optionee may exercise the Option only to such extent, for such time, and upon such terms and conditions as if such Optionee had ceased to be employed by, or ceased to have a relationship with, the Corporation or a Subsidiary upon the date of such termination for a reason other than disability, cause or death. Termination for cause shall include termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith or any conduct detrimental to the interests of the Corporation or a Subsidiary. The determination of the Committee with respect to whether a termination for cause has occurred shall be final and conclusive.

     8.     NONTRANSFERABILITY OF OPTIONS. The Options shall not be transferable, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution and shall be exercisable during the Optionee’s lifetime only by Optionee.

     9.     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. As used herein, the term “Adjustment Event” means an event pursuant to which the outstanding Shares of the Corporation are increased, decreased or changed into, or exchanged for a different number or kind of shares or securities, without receipt of consideration by the Corporation, through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend, stock consolidation or otherwise. Upon the occurrence of an Adjustment Event, (i) appropriate and proportionate adjustments shall be made to the number and kind and exercise price for the Shares subject to the Options, and (ii) appropriate amendments to this Agreement shall be executed by the Corporation and Optionee if the Committee determines that such an amendment is necessary or desirable to reflect such adjustments. If determined by the Committee to be appropriate, in the event of an Adjustment Event which involves the substitution of securities of a corporation other than the Corporation, the Committee shall make arrangements for the assumptions by such other corporation of the Options. Notwithstanding the foregoing, any such adjustment to the Options shall be made without change in the total exercise price applicable to the unexercised portion of the Options, but with an appropriate adjustment to the number of Shares, kind of Shares and exercise price for each Share subject to the Options. The determination by the Committee as to what adjustments, amendments or arrangements shall be made pursuant to this Section 9, and the extent thereof, shall be final and conclusive. No fractional Shares shall be issued on account of any such adjustment or arrangement.

     10.     NO RIGHTS TO CONTINUED EMPLOYMENT OR RELATIONSHIP. Nothing contained in this Agreement shall obligate the Corporation to employ or have another relationship with Optionee for any period or interfere in any way with the right of the Corporation to reduce Optionee’s compensation or to terminate the employment of or relationship with Optionee at any time.

     11.     TIME OF GRANTING OPTIONS. The time the Options shall be deemed granted, sometimes referred to herein as the “date of grant,” shall be ___, ___.

     12.     PRIVILEGES OF STOCK OWNERSHIP. Optionee shall not be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to Optionee. No Shares shall be purchased upon the exercise of any Options unless and until, in the opinion of the Corporation’s counsel, any then applicable requirements of any laws, or governmental or regulatory agencies having jurisdiction, and of any exchanges upon which the stock of the Corporation may be listed shall have been fully complied with.

     13.     SECURITIES LAWS COMPLIANCE. The Corporation will diligently endeavor to comply with all applicable securities laws before any Shares are issued pursuant to the Options. Without limiting the generality of the foregoing, the Corporation may require from the Optionee such investment representation or such agreement, if any, as counsel for the Corporation may consider necessary in order to comply with the Securities Act of 1933 as then in effect, and may require that the Optionee agree that any sale of the Shares will be made only in such manner as is permitted by the Committee. The Committee may in its discretion cause the Shares underlying the Options to be registered under the Securities Act of 1933, as amended, by filing a Form S-8 Registration Statement covering the Options and the Shares underlying the Options. Optionee shall take any action reasonably requested by the Corporation in connection with registration or qualification of the Shares under federal or state securities laws.

     14.     INTENDED TREATMENT AS INCENTIVE STOCK OPTIONS. The Options granted herein are intended to be “incentive stock options” to which Sections 421 and 422 of the Internal Revenue Code of 1986, as amended from time to time (“Code”) apply, and shall be construed to implement that intent. If all or any part of the Options shall not be subject to Sections 421 and 422 of the Code, the Options shall nevertheless be valid and carried into effect.

     15.     PLAN CONTROLS. The Options shall be subject to and governed by the provisions of the Plan. All determinations and interpretations of the Plan made by the Committee shall be final and conclusive.

     16.     SHARES SUBJECT TO LEGEND. If deemed necessary by the Corporation’s counsel, all certificates issued to represent Shares purchased upon exercise of the Options shall bear such appropriate legend conditions as counsel for the Corporation shall require.

          17.     CONDITIONS TO OPTIONS.

                    17.1     Compliance with Applicable Laws. The Corporation’s obligation to issue Shares of its common stock upon exercise of the Options is expressly conditioned upon the completion by the Corporation of any registration or other qualification of such Shares under any state and/or Federal law or rulings or regulations of any governmental regulatory body, or the making of such investment representations or other representations and undertakings by the Optionee or any person entitled to exercise the Option in order to comply with the requirements of any exemption from any such registration or other qualification of such Shares which the Committee shall, in its sole discretion, deem necessary or advisable. Such required representations and undertakings may include representations and agreements that the Optionee or any person entitled to exercise the Option (i) is not purchasing such Shares for distribution and (ii) agrees to have placed upon the face and reverse of any certificates a legend setting forth any representations and undertakings which have been given to the Committee or a reference thereto.

                    17.2     Shareholder Approval of Plan. If the Options granted hereby are granted prior to approval of the Plan by the shareholders of the Corporation pursuant to Section 8 of the Plan, the grant of the Options made hereby is expressly conditioned upon and such Options shall not be exercisable until the approval of the Plan by the shareholders of the Corporation in accordance with the provisions of Section 8 of the Plan.

                    17.3     Maximum Exercise Period. Notwithstanding any provision of this Agreement to the contrary, the Options shall expire no later than ten (10) years from the date hereof or five (5) years if, as of the date hereof, the Optionee owns or is considered to own by reason of Code Section 425(d) more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any Subsidiary or parent corporation of the Corporation.

18.     MISCELLANEOUS.

          18.1     Binding Effect. This Agreement shall bind and inure to the benefit of the successors, assigns, transferees, agents, personal representatives, heirs and legatees of the respective parties.

          18.2     Further Acts. Each party agrees to perform any further acts and execute and deliver any documents which may be necessary to carry out the provisions of this Agreement.

          18.3     Amendment. This Agreement may be amended at any time by the written agreement of the Corporation and the Optionee.

          18.4     Syntax. Throughout this Agreement, whenever the context so requires, the singular shall include the plural, and the masculine gender shall include the feminine and neuter genders. The headings and captions of the various Sections hereof are for convenience only and they shall not limit, expand or otherwise affect the construction or interpretation of this Agreement.

          18.5     Choice of Law. The parties hereby agree that this Agreement has been executed and delivered in the State of California and shall be construed, enforced and governed by the laws thereof. This Agreement is in all respects intended by each party hereto to be deemed and construed to have been jointly prepared by the parties and the parties hereby expressly agree that any uncertainty or ambiguity existing herein shall not be interpreted against either of them.

          18.6     Severability. In the event that any provision of this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

          18.7     Notices. All notices and demands between the parties hereto shall be in writing and shall be served either by registered or certified mail, and such notices or demands shall be deemed given and made forty-eight (48) hours after the deposit thereof in the United States mail, postage prepaid, addressed to the party to whom such notice or demand is to be given or made, and the issuance of the registered receipt therefor. If served by telegraph, such notice or demand shall be deemed given and made at the time the telegraph agency shall confirm to the sender, delivery thereof to the addressee. All notices and demands to Optionee or the Corporation may be given to them at the following addresses:

If to Optionee:

If to Corporation:	AMDL, Inc.
2492 Walnut Avenue, Suite 100
Tustin, California 92780

     Such parties may designate in writing from time to time such other place or places that such notices and demands may be given.

          18.8     Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, this Agreement supersedes all prior and contemporaneous agreements and understandings of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as set forth or referred to herein. No supplement, modification or waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

          18.9     Attorneys’ Fees. In the event that any party to this Agreement institutes any action or proceeding, including, but not limited to, litigation or arbitration, to preserve, to protect or to enforce any right or benefit created by or granted under this Agreement, the prevailing party in each respective such action or proceeding shall be entitled, in addition to any and all other relief granted by a court or other tribunal or body, as may be appropriate, to an award in such action or proceeding of that sum of money which represents the attorneys’ fees reasonably incurred by the prevailing party therein in filing or otherwise instituting and in prosecuting or otherwise pursuing or defending such action or proceeding, and, additionally, the attorneys’ fees reasonably incurred by such prevailing party in negotiating any and all matters underlying such action or proceeding and in preparation for instituting or defending such action or proceeding.

     IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first set forth above.

“CORPORATION” AMDL, INC., a Delaware corporation
By:
Gary L. Dreher, President

“OPTIONEE”
[INSERT NAME]

EXHIBIT II

FORM OF
NON-QUALIFIED STOCK OPTION AGREEMENT

     THIS NON-QUALIFIED STOCK OPTION AGREEMENT (“Agreement”) is entered into as of ______, ______, by and between AMDL, INC., a Delaware corporation (“Corporation”), and ______ (“Optionee”).

R E C I T A L S

     A.     On July 12, 2005, the Board of Directors of the Corporation adopted, subject to the approval of the Corporation’s shareholders, the AMDL, Inc. 2005 Stock Option Plan (the “Plan”).

     B.     Pursuant to the Plan, on ______, ______, the members of the Board of Directors of the Corporation serving on the Committee authorized granting to Optionee options to purchase shares of the common stock, $.001 par value, of the Corporation (“Shares”) for the term and subject to the terms and conditions hereinafter set forth.

A G R E E M E N T

     It is hereby agreed as follows:

     1.     CERTAIN DEFINITIONS. Unless otherwise defined herein, or the context otherwise clearly requires, terms with initial capital letters used herein shall have the meanings assigned to such terms in the Plan.

     2.     GRANT OF OPTIONS. The Corporation hereby grants to Optionee, Options to purchase all or any part of ______(______) Shares, upon and subject to the terms and conditions of the Plan, which is incorporated in full herein by this reference, and upon the other terms and conditions set forth herein.

     3.     OPTION PERIOD. The Options shall be exercisable at any time during the period commencing on the date hereof (subject to the provisions of Section 17) and expiring on ______, ______, unless earlier terminated pursuant to Section 7.

     4.     METHOD OF EXERCISE. The Options shall be exercisable by Optionee by giving written notice to the Corporation of the election to purchase and of the number of Shares Optionee elects to purchase, such notice to be accompanied by such other executed instruments or documents as may be required by the Committee pursuant to this Agreement, and unless otherwise directed by the Committee, Optionee shall at the time of such exercise tender the purchase price of the Shares he has elected to purchase. An Optionee may purchase less than the total number of Shares for which the Option is exercisable, provided that a partial exercise of an Option may not be for less than one hundred (100) Shares. If Optionee shall not purchase all of the Shares which he is entitled to purchase under the Options, his right to purchase the remaining unpurchased Shares shall continue until expiration of the Options. The Options shall be exercisable with respect of whole Shares only, and fractional Share interests shall be disregarded.

     5.     AMOUNT OF PURCHASE PRICE. The purchase price per Share for each Share which Optionee is entitled to purchase under the Options shall be $______ per Share.

     6.     PAYMENT OF PURCHASE PRICE. At the time of Optionee’s notice of exercise of the Options, Optionee shall tender in cash or by certified or bank cashier’s check payable to the Corporation, the purchase price for all Shares then being purchased. Provided, however, the Board of Directors may, in its sole discretion, permit payment by the Corporation of the purchase price in whole or in part with Shares. If the Optionee is so permitted, and the Optionee elects to make payment with Shares, the Optionee shall deliver to the Corporation certificates representing the number of Shares in payment for new Shares, duly endorsed for transfer to the Corporation, together with any written representations relating to title, liens and encumbrances, securities laws, rules and regulatory compliance, or other matters, reasonably requested by the Board of Directors. The value of Shares so tendered shall be their Fair Market Value Per Share on the date of the Optionee’s notice of exercise.

     7.     EFFECT OF TERMINATION OF RELATIONSHIP OR DEATH. If Optionee’s relationship with the Corporation as [an employee] [a consultant] [a director] terminates (whether voluntarily or involuntarily because he is not re-elected by the shareholders), or if Optionee dies, all Options which have previously vested shall expire six (6) months thereafter. All unvested Options shall lapse and automatically expire. During such six (6) month period (or such shorter period prior to the expiration of the Option by its own terms), such Options may be exercised by the Optionee, his executor or administrator or the person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, as the case may be, but only to the extent such Options were exercisable on the date Optionee ceased to have a relationship with the Corporation as a director or died.

     8.     NONTRANSFERABILITY OF OPTIONS. The Options shall not be transferable, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution and shall be exercisable during the Optionee’s lifetime only by Optionee.

     9.     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. As used herein, the term “Adjustment Event” means an event pursuant to which the outstanding Shares of the Corporation are increased, decreased or changed into, or exchanged for a different number or kind of shares or securities, without receipt of consideration by the Corporation, through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend, stock consolidation or otherwise. Upon the occurrence of an Adjustment Event, (i) appropriate and proportionate adjustments shall be made to the number and kind and exercise price for the Shares subject to the Options, and (ii) appropriate amendments to this Agreement shall be executed by the Corporation and Optionee if the Committee determines that such an amendment is necessary or desirable to reflect such adjustments. If determined by the Committee to be appropriate, in the event of an Adjustment Event which involves the substitution of securities of a corporation other than the Corporation, the Committee shall make arrangements for the assumptions by such other corporation of the Options. Notwithstanding the foregoing, any such adjustment to the Options shall be made without change in the total exercise price applicable to the unexercised portion of the Options, but with an appropriate adjustment to the number of Shares, kind of Shares and exercise price for each Share subject to the Options. The determination by the Committee as to what adjustments, amendments or arrangements shall be made pursuant to this Section 9, and the extent thereof, shall be final and conclusive. No fractional Shares shall be issued on account of any such adjustment or arrangement.

     10.     NO RIGHTS TO CONTINUED EMPLOYMENT OR RELATIONSHIP. Nothing contained in this Agreement shall obligate the Corporation to employ or have another relationship with Optionee for any period or interfere in any way with the right of the Corporation to reduce Optionee’s compensation or to terminate the employment of or relationship with Optionee at any time.

     11.     TIME OF GRANTING OPTIONS. The time the Options shall be deemed granted, sometimes referred to herein as the “date of grant,” shall be _________, _________.

     12.     PRIVILEGES OF STOCK OWNERSHIP. Optionee shall not be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to Optionee. No Shares shall be purchased upon the exercise of any Options unless and until, in the opinion of the Corporation’s counsel, any then applicable requirements of any laws, or governmental or regulatory agencies having jurisdiction, and of any exchanges upon which the stock of the Corporation may be listed shall have been fully complied with.

     13.     SECURITIES LAWS COMPLIANCE. The Corporation will diligently endeavor to comply with all applicable securities laws before any stock is issued pursuant to the Options. Without limiting the generality of the foregoing, the Corporation may require from the Optionee such investment representation or such agreement, if any, as counsel for the Corporation may consider necessary in order to comply with the Securities Act of 1933 as then in effect, and may require that the Optionee agree that any sale of the Shares will be made only in such manner as is permitted by the Committee. The Committee may in its discretion cause the Shares underlying the Options to be registered under the Securities Act of 1933, as amended, by filing a Form S-8 Registration Statement covering the Options and the Shares underlying the Options. Optionee shall take any action reasonably requested by the Corporation in connection with registration or qualification of the Shares under federal or state securities laws.

     14.     INTENDED TREATMENT AS NON-QUALIFIED STOCK OPTIONS. The Options granted herein are intended to be non-qualified stock options described in U.S. Treasury Regulation (“Treas. Reg.”) §1.83-7 to which Sections 421 and 422 of the Internal Revenue Code of 1986, as amended from time to time (“Code”) do not apply, and shall be construed to implement that intent. If all or any part of the Options shall not be described in Treas. Reg. §1.83-7 or be subject to Sections 421 and 422 of the Code, the Options shall nevertheless be valid and carried into effect.

     15.     PLAN CONTROLS. The Options shall be subject to and governed by the provisions of the Plan. All determinations and interpretations of the Plan made by the Committee shall be final and conclusive.

     16.     SHARES SUBJECT TO LEGEND. If deemed necessary by the Corporation’s counsel, all certificates issued to represent Shares purchased upon exercise of the Options shall bear such appropriate legend conditions as counsel for the Corporation shall require.

     17.     CONDITIONS TO OPTIONS.

               17.1     Compliance with Applicable Laws. The Corporation’s obligation to issue Shares upon exercise of the Options is expressly conditioned upon the completion by the Corporation of any registration or other qualification of such Shares under any state and/or Federal law or rulings or regulations of any governmental regulatory body, or the making of such investment representations or other representations and undertakings by the Optionee or any person entitled to exercise the Option in order to comply with the requirements of any exemption from any such registration or other qualification of such Shares which the Committee shall, in its sole discretion, deem necessary or advisable. Such required representations and undertakings may include representations and agreements that the Optionee or any person entitled to exercise the Option (i) is not purchasing such Shares for distribution and (ii) agrees to have placed upon the face and reverse of any certificates a legend setting forth any representations and undertakings which have been given to the Committee or a reference thereto.

               17.2     Shareholder Approval of Plan. If the Options granted hereby are granted prior to approval of the Plan by the shareholders of the Corporation pursuant to Section 8 of the Plan, the grant of the Options made hereby is expressly conditioned upon and such Options shall not be exercisable until the approval of the Plan by the shareholders of the Corporation in accordance with the provisions of Section 8 of the Plan.

     18.     MISCELLANEOUS.

               18.1     Binding Effect. This Agreement shall bind and inure to the benefit of the successors, assigns, transferees, agents, personal representatives, heirs and legatees of the respective parties.

               18.2     Further Acts. Each party agrees to perform any further acts and execute and deliver any documents which may be necessary to carry out the provisions of this Agreement.

               18.3     Amendment. This Agreement may be amended at any time by the written agreement of the Corporation and the Optionee.

               18.4     Syntax. Throughout this Agreement, whenever the context so requires, the singular shall include the plural, and the masculine gender shall include the feminine and neuter genders. The headings and captions of the various Sections hereof are for convenience only and they shall not limit, expand or otherwise affect the construction or interpretation of this Agreement.

               18.5     Choice of Law. The parties hereby agree that this Agreement has been executed and delivered in the State of California and shall be construed, enforced and governed by the laws thereof. This Agreement is in all respects intended by each party hereto to be deemed and construed to have been jointly prepared by the parties and the parties hereby expressly agree that any uncertainty or ambiguity existing herein shall not be interpreted against either of them.

               18.6     Severability. In the event that any provision of this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

               18.7     Notices. All notices and demands between the parties hereto shall be in writing and shall be served either by registered or certified mail, and such notices or demands shall be deemed given and made forty-eight (48) hours after the deposit thereof in the United States mail, postage prepaid, addressed to the party to whom such notice or demand is to be given or made, and the issuance of the registered receipt therefor. If served by telegraph, such notice or demand shall be deemed given and made at the time the telegraph agency shall confirm to the sender, delivery thereof to the addressee. All notices and demands to Optionee or the Corporation may be given to them at the following addresses:

If to Optionee:

If to Corporation:	AMDL, Inc.
2492 Walnut Avenue, Suite 100
Tustin, California 92780

     Such parties may designate in writing from time to time such other place or places that such notices and demands may be given.

               18.8     Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, this Agreement supersedes all prior and contemporaneous agreements and understandings of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as set forth or referred to herein. No supplement, modification or waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

               18.9     Attorneys’ Fees. In the event that any party to this Agreement institutes any action or proceeding, including, but not limited to, litigation or arbitration, to preserve, to protect or to enforce any right or benefit created by or granted under this Agreement, the prevailing party in each respective such action or proceeding shall be entitled, in addition to any and all other relief granted by a court or other tribunal or body, as may be appropriate, to an award in such action or proceeding of that sum of money which represents the attorneys’ fees reasonably incurred by the prevailing party therein in filing or otherwise instituting and in prosecuting or otherwise pursuing or defending such action or proceeding, and, additionally, the attorneys’ fees reasonably incurred by such prevailing party in negotiating any and all matters underlying such action or proceeding and in preparation for instituting or defending such action or proceeding.

     IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first set forth above.

“CORPORATION” AMDL, INC., a Delaware corporation
By:
Gary L. Dreher, President

“OPTIONEE”

[INSERT NAME]

AMDL, INC. PROXY — 2005 ANNUAL MEETING

Solicited on behalf of the board of directors for the Annual Meeting September 26, 2005

     The undersigned, a stockholder of AMDL, Inc., a Delaware corporation, appoints Gary L. Dreher his, her or its true and lawful agent and proxy, with full power of substitution, to vote all the shares of stock that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of AMDL, Inc. to be held at the offices of Preston Gates & Ellis LLP, 1900 Main Street, Suite 600, Irvine, California 92614 on Monday, September 26, 2005, at 10:00 a.m. (local time), and any adjournment thereof, with respect to the following matters which are more fully explained in our proxy statement dated August 8, 2005 receipt of which is acknowledged by the undersigned:

ITEM 1:	ELECTION OF DIRECTORS.

	☐	FOR all nominees listed below (except as marked to the contrary below)		☐	WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name.)

	William M. Thompson, III, M.D.				Douglas C. MacLellan
	Gary L. Dreher				Marvin E. Rosenthale, Ph.D.
Edward R. Arquilla, M.D., Ph.D.

ITEM 2:	APPROVAL OF STOCK ISSUANCE PROPOSAL

	☐	FOR	☐ AGAINST	☐	ABSTAIN

ITEM 3:	APPROVAL OF 2005 STOCK OPTION PLAN

	☐	FOR	☐ AGAINST	☐	ABSTAIN

ITEM 4:	RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

	☐	FOR	☐ AGAINST	☐	ABSTAIN

ITEM 5:	OTHER MATTERS. The board of directors at present knows of no other matters to be brought before the Annual Meeting.

     This proxy, when properly executed, will be voted in accordance with the instructions given. If no direction is made, the shares represented by this proxy will be voted FOR the election of the directors nominated by the board of directors and will be voted in accordance with the discretion of the proxies upon all other matters which may come before the Annual Meeting.

DATED:____________________________, 2005

___________________________________________
Signature of Stockholder

___________________________________________
Signature of Stockholder if held jointly

PLEASE SIGN AS YOUR NAME APPEARS ON THE PROXY
Trustees, Guardians, Personal and other Representatives, please indicate full titles.

IMPORTANT: PLEASE VOTE, DATE, SIGN AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE

PLEASE CHECK IF YOU ARE PLANNING TO ATTEND THE MEETING ☐